SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  November 19, 2001
                                                  (November 16, 2001)


                          SUN COMMUNITY BANCORP LIMITED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Arizona                           000-26191                     86-0878747
---------------                     ------------                  --------------
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     file number)                  identification
incorporation)                                                        number)


                       2777 East Camelback Road, Suite 375
                             Phoenix, Arizona 85016
                    ----------------------------------------
                    (address of principal executive offices)


                                 (602) 955-6100
              ----------------------------------------------------
              (registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

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ITEM 7. EXHIBITS.

The following exhibits are an integral part of this report on Form 8-K:

     Reg. S-K
     Exhibit No.    Description
     -----------    -----------
        (2)         Plan of Share Exchange (incorporated by reference to Capitol
                      Bancorp Ltd. Registration Statement on Form S-4 dated November 16, 2001).
        (99a)       Joint press release of Capitol Bancorp Ltd. and Sun
                      Community Bancorp Limited dated November 16, 2001.
        (99b)       Slide show dated November 19, 2001 summarizing proposed
                      share exchange.

ITEM 9. REGULATION FD DISCLOSURE.

Registrant is reporting the following matter which it considers to be of importance to security holders:

     On November 16 ,2001, Capitol Bancorp Ltd. and Sun Community Bancorp Limited, a consolidated subsidiary of Capitol, jointly announced a proposed share exchange. Under the terms of the proposed share exchange, Sun shareholders other than Capitol would receive .734 shares of Capitol's common stock for each share of Sun common stock. The proposed share exchange is subject to approval by Sun's shareholders and Capitol's shareholders, at meetings tentatively scheduled for mid-January 2002.

     In conjunction with the proposed share exchange, which was approved by the boards of directors of both Capitol and Sun on November 16, 2001, Capitol has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission. The Registration Statement is subject to completion and will not become effective until a later date.

     On November 19, 2001, Capitol and Sun prepared a small slide show, summarizing some aspects of the proposed share exchange. The slides are attached to this Form 8-K as an exhibit, and will be used by management to review the proposed share exchange with investors, analysts and other interested parties.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUN COMMUNITY BANCORP LTD.
                                         ---------------------------------------
                                         (Registrant)


                                         /s/ Joseph D. Reid
                                         ---------------------------------------
                                         Joseph D. Reid
                                         Chairman and Chief Executive Officer

DATED: November 19, 2001
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